Exhibit 10.4

CONTINUING GUARANTY

TO: WELLS FARGO BANK, NATIONAL ASSOCIATION

1.       GUARANTY; DEFINITIONS. In consideration of any credit or other financial accommodation heretofore, now or hereafter extended or made to COMMUNICATIONS SYSTEMS, INC., a Minnesota corporation (together with any other person or entity that becomes a borrower under the Credit Agreement referenced below from time to time, collectively, “Borrowers”), or any of them, by WELLS FARGO BANK, NATIONAL ASSOCIATION (“Bank”), and for other valuable consideration, each of the undersigned ECESSA CORPORATION, a Minnesota corporation (“Ecessa”), JDL TECHNOLOGIES, INCORPORATED, a Minnesota corporation (“JDL”), TRANSITION NETWORKS, INC., a Minnesota corporation (“Transition Networks”), and TWISTED TECHNOLOGIES, INC., a Georgia corporation (“Twisted”; together with Ecessa, JDL and Transition Networks, each a “Guarantor” and collectively, “Guarantors”), jointly and severally unconditionally guarantees and promises to pay to Bank, or order, on demand in lawful money of the United States of America and in immediately available funds, any and all Indebtedness of any of the Borrowers to Bank, all without relief from valuation and appraisement laws as applicable. The term “Indebtedness” is used herein in its most comprehensive sense and includes any and all advances, debts, obligations and liabilities of Borrowers and Guarantors, or any of them, including, without limitation, all Obligations (as defined in the Credit Agreement) under the Credit Agreement of even date herewith between the Borrowers and Bank (as amended, restated, supplemented or otherwise modified, the “Credit Agreement”), in each case heretofore, now or hereafter made, incurred or created, whether voluntary or involuntary and however arising, whether due or not due, absolute or contingent, liquidated or unliquidated, determined or undetermined, including under any swap, derivative, foreign exchange, hedge, deposit, treasury management or other similar transaction or arrangement, and whether any of the Borrowers or Guarantors may be liable individually or jointly with others, or whether recovery upon such Indebtedness may be or hereafter becomes unenforceable. This Guaranty is a guaranty of payment and not collection.

2.       MAXIMUM LIABILITY; SUCCESSIVE TRANSACTIONS; REVOCATION; OBLIGATION UNDER OTHER GUARANTIES. This is a continuing guaranty and all rights, powers and remedies hereunder shall apply to all past, present and future Indebtedness of each of the Borrowers and Guarantors to Bank, including that arising under successive transactions which shall either continue the Indebtedness, increase or decrease it, or from time to time create new Indebtedness after all or any prior Indebtedness has been satisfied, and notwithstanding the death, incapacity, dissolution, liquidation or bankruptcy of any of the Borrowers or Guarantors or any other event or proceeding affecting any of the Borrowers or Guarantors. This Guaranty shall not apply to any new Indebtedness created after actual receipt by Bank of written notice of its revocation as to such new Indebtedness; provided however, that loans or advances made by Bank to any of the Borrowers or Guarantors after revocation under commitments existing prior to receipt by Bank of such revocation, and extensions, renewals or modifications, of any kind, of Indebtedness incurred by any of the Borrowers or Guarantors or committed by Bank prior to receipt by Bank of such revocation, shall not be considered new Indebtedness. Any such notice must be sent to Bank by registered U.S. mail, postage prepaid, addressed to its office at 90 South 7th Street, 18th Floor, Minneapolis, MN 55402, MAC N9305- 187, or at such other address as Bank shall from time to time designate. Any payment by any Guarantor shall not reduce such Guarantor’s maximum obligation hereunder unless written notice to that effect is actually received by Bank at or prior to the time of such payment. The obligations of any Guarantor hereunder shall be in addition to any obligations of any Guarantor under any other guaranties of any liabilities or obligations of any of the Borrowers, Guarantors or any other persons or entities heretofore or hereafter given to Bank unless said other guaranties are expressly modified or revoked in writing; and this Guaranty shall not, unless expressly herein provided, affect or invalidate any such other guaranties.

3.       OBLIGATIONS JOINT AND SEVERAL; SEPARATE ACTIONS; WAIVER OF STATUTE OF LIMITATIONS; REINSTATEMENT OF LIABILITY. The obligations hereunder are joint and several and independent of the obligations of Borrowers, and a separate action or actions may be brought and prosecuted against any Guarantor whether action is brought against any of the Borrowers, Guarantors or any other person or entity, or whether any of the Borrowers, Guarantors or any other person or entity is joined in any such action or actions. Each Guarantor acknowledges that this Guaranty is absolute and unconditional, there are no conditions precedent to the effectiveness of this Guaranty, and this Guaranty is in full force and effect and is binding on such Guarantor as of the date written below, regardless of whether Bank obtains collateral or any guaranties from others or takes any other action contemplated by Guarantor. To the extent permitted by applicable law, each Guarantor waives the benefit of any statute of limitations affecting such Guarantor’s liability hereunder or the enforcement thereof, and each Guarantor agrees that any payment of any Indebtedness or other act which shall toll any statute of limitations applicable thereto shall similarly operate to toll such statute of limitations applicable to any Guarantor’s liability hereunder. The liability of Guarantors hereunder shall be reinstated and revived and the rights of Bank shall continue if and to the extent for any reason any amount at any time paid on account of any Indebtedness guaranteed hereby is rescinded or must otherwise be restored by Bank, whether as a result of any proceedings in bankruptcy or reorganization or otherwise, all as though such amount had not been paid. The determination as to whether any amount so paid must be rescinded or restored shall be made by Bank in its sole discretion; provided however, that if Bank chooses to contest any such matter at the request of any Guarantor, each Guarantor agrees to indemnify and hold Bank harmless from and against all costs and expenses, including reasonable attorneys’ fees, expended or incurred by Bank in connection therewith, including without limitation, in any litigation with respect thereto.

4.       AUTHORIZATIONS TO BANK. Each Guarantor authorizes Bank either before or after revocation hereof, without notice to, demand on, or consent of any Guarantor, and without affecting any Guarantor’s liability hereunder, from time to time to: (a) alter, compromise, renew, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; (b) do any and all of the following with respect to any Loan Document (as defined in the Credit Agreement): (i) amend, amend and restate, supplement, replace, or otherwise modify any Loan Document; (ii) waive compliance with any provision of any Loan Document on any number of occasions; (iii) consent to departure from any provision of any Loan Document on any number of occasions; and/or (iv) forbear from exercising any rights or remedies of Bank in connection with a breach of any provision of any Loan Document for any duration of time and on any number of occasions; (c) take and hold security for the payment of this Guaranty or the Indebtedness or any portion thereof, and exchange, enforce, waive, subordinate or release any such security; (d) apply such security and direct the order or manner of sale thereof, including without limitation, a non-judicial sale permitted by the terms of the controlling security agreement, mortgage or deed of trust, as Bank in its discretion may determine; (e) release or substitute any one or more of the endorsers or any other guarantors of the Indebtedness, or any portion thereof, or any other party thereto; and (f) apply payments received by Bank from any of the Borrowers or Guarantors to any Indebtedness of any of the Borrowers or Guarantors to Bank, in such order as Bank shall determine in its sole discretion, whether or not such

Indebtedness is covered by this Guaranty, and each Guarantor hereby waives any provision of law regarding application of payments which specifies otherwise. Bank may without notice assign this Guaranty in whole or in part.

5.       REPRESENTATIONS, WARRANTIES, AND AGREEMENTS. Each Guarantor represents and warrants to Bank that: (a) this Guaranty is executed at Borrowers’ request; (b) Bank has made no representation to any Guarantor as to the creditworthiness of any of the Borrowers or Guarantors; and (c) each Guarantor has established adequate means of obtaining from each of the Borrowers and Guarantors on a continuing basis financial and other information pertaining to Borrowers’ and Guarantors’ financial condition. Each Guarantor agrees with Bank: (i) to keep adequately informed from such means of any facts, events or circumstances which might in any way affect such Guarantor’s risks hereunder; (ii) that Bank shall have no obligation to disclose to any Guarantor any information or material about any of the Borrowers or Guarantors which is acquired by Bank in any manner; (iii) upon Bank’s request, each Guarantor shall provide to Bank copies of such Guarantor’s financial statements; and (iv) that no Guarantor shall, without Bank’s prior written consent, sell, lease, assign, encumber, hypothecate, transfer or otherwise dispose of all or a substantial or material part of such Guarantor’s assets other than in the ordinary course of such Guarantor’s business, nor accomplish any of the above by virtue of a division or similar transaction.

6.       BANK’S RIGHTS WITH RESPECT TO GUARANTORS’ PROPERTY IN BANK’S POSSESSION. In addition to all liens upon and rights of setoff against the monies, securities or other property of any Guarantor given to Bank by law, Bank shall have a lien upon and a right of setoff against all monies, securities and other property of each Guarantor now or hereafter in the possession of or on deposit with Bank, whether held in a general or special account or deposit or for safekeeping or otherwise, and every such lien and right of setoff may be exercised without demand upon or notice to any Guarantor. No lien or right of setoff shall be deemed to have been waived by any act or conduct on the part of Bank, or by any neglect to exercise such right of setoff or to enforce such lien, or by any delay in so doing, and every right of setoff and lien shall continue in full force and effect until such right of setoff or lien is specifically waived or released by Bank in writing. Bank may exercise this remedy regardless of the adequacy of any collateral for the obligations of Guarantors to Bank and whether or not the Bank is otherwise fully secured.

7.       SUBORDINATION. Any Indebtedness of any of the Borrowers or any Guarantor now or hereafter held by any other Guarantor is hereby subordinated to the Indebtedness of Borrowers and such other Guarantor to Bank. Such Indebtedness of Borrowers or Guarantors to any other Guarantor is assigned to Bank as security for this Guaranty and the Indebtedness and, if Bank requests, shall be collected and received by such other Guarantor as trustee for Bank and paid over to Bank on account of the Indebtedness of Borrowers or Guarantors to Bank but without reducing or affecting in any manner the liability of any Guarantor under the other provisions of this Guaranty. Any notes or other instruments now or hereafter evidencing such Indebtedness of any of the Borrowers or Guarantors to any other Guarantor shall be marked with a legend that the same are subject to this Guaranty and, if Bank so requests, shall be delivered to Bank. Bank is hereby authorized in the name of each Guarantor from time to time to file financing statements and continuation statements and execute such other documents and take such other action as Bank deems necessary or appropriate to perfect, preserve and enforce its rights hereunder.

8.       REMEDIES; NO WAIVER. All rights, powers and remedies of Bank hereunder are cumulative. No delay, failure or discontinuance of Bank in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy; nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other or further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by Bank of any breach of this Guaranty, or any such waiver of any provisions or conditions hereof, must be in writing and shall be effective only to the extent set forth in writing.

9.       COSTS, EXPENSES AND ATTORNEYS’ FEES. Guarantors shall pay to Bank immediately upon demand the full amount of all payments, advances, charges, costs and expenses, including, to the extent permitted by applicable law, reasonable attorneys’ fees (to include outside counsel fees and all allocated costs of Bank’s in-house counsel to the extent permissible), expended or incurred by Bank in connection with the enforcement of any of Bank’s rights, powers or remedies and/or the collection of any amounts which become due to Bank under this Guaranty, and the prosecution or defense of any action in any way related to this Guaranty, whether or not suit is brought, and if suit is brought, whether incurred at the trial or appellate level, in an arbitration proceeding or otherwise, and including any of the foregoing incurred in connection with any bankruptcy proceeding (including without limitation, any adversary proceeding, contested matter or motion brought by Bank or any other person or entity) relating to any Guarantor or any other person or entity. Subject to any restrictions under applicable law pertaining to usury, all of the foregoing shall be paid by Guarantors with interest from the date of demand until paid in full at a rate per annum equal to the greater of ten percent (10%) or Bank’s Prime Rate in effect from time to time. Notwithstanding anything in this Guaranty to the contrary, reasonable attorneys’ fees shall not exceed the maximum amount permitted by law.

10.       SUCCESSORS; ASSIGNMENT. This Guaranty shall be binding upon and inure to the benefit of the heirs, executors, administrators, legal representatives, successors and assigns of the parties; provided however, that no Guarantor may assign or transfer any of its interests or rights hereunder without Bank’s prior written consent. Each Guarantor acknowledges that Bank has the right to sell, assign, transfer, negotiate or grant participations in all or any part of, or any interest in, any Indebtedness of Borrowers or Guarantors to Bank and any obligations with respect thereto, including this Guaranty. In connection therewith, Bank may disclose all documents and information which Bank now has or hereafter acquires relating to any Guarantor and/or this Guaranty, whether furnished by Borrowers, Guarantors or otherwise. Each Guarantor further agrees that Bank may disclose such documents and information to Borrowers or any other Guarantor.

11.       AMENDMENT. This Guaranty may be amended or modified only in writing signed by Bank and Guarantors.

12.       APPLICATION OF SINGULAR AND PLURAL. In all cases where there is but a single Borrower, then all words used herein in the plural shall be deemed to have been used in the singular where the context and construction so require; and when there is more than one Borrower named herein, the word “Borrowers” shall mean all or any one or more of them as the context requires.

13.       COUNTERPARTS; GOVERNING LAW. This Guaranty may be executed in as many counterparts as may be required to reflect all parties assent; all counterparts will collectively constitute a single agreement. This Guaranty shall be governed by and construed in accordance with the laws of the State of Minnesota, but giving effect to federal laws applicable to national banks, without reference to the conflicts of law or choice of law principles thereof.

14.       GUARANTORS’ WAIVERS.

(a)       Each Guarantor waives any right to require Bank to: (i) proceed against any of the Borrowers, Guarantors or any other person or entity; (ii) marshal assets or proceed against or exhaust any security held from any of the Borrowers, Guarantors or any other person or entity; (iii) give notice of the terms, time and place of any public or private sale or other disposition of personal property security held from any of the Borrowers, Guarantors or any other person or entity; (iv) take any other action or pursue any other remedy in Bank’s power; or

(v) make any presentment or demand for performance, or give any notices of any kind, including, without limitation, any notice of nonperformance, protest, notice of protest or notice of dishonor, notice of intention to accelerate or notice of acceleration hereunder or in connection with any obligations or evidences of indebtedness held by Bank as security for or which constitute in whole or in part the Indebtedness guaranteed hereunder, or in connection with the creation of new or additional Indebtedness; or (vi) set off against the Indebtedness the fair value of any real or personal property given as collateral for the Indebtedness (whether such right of setoff arises under statute or otherwise). In addition to the foregoing, each Guarantor specifically waives any statutory right it might have to require Bank to proceed against Borrowers, any other Guarantor or any collateral that secures the Indebtedness.

(b)       Each Guarantor waives any defense to its obligations hereunder based upon or arising by reason of: (i) any disability or other defense of any of the Borrowers, Guarantors or any other person or entity; (ii) the cessation or limitation from any cause whatsoever, other than payment in full, of the Indebtedness of any of the Borrowers, Guarantors or any other person or entity; (iii) any lack of authority of any officer, director, partner, agent or any other person or entity acting or purporting to act on behalf of any of the Borrowers or Guarantors which is a corporation, partnership or other type of entity, or any defect in the formation of any such Borrower or Guarantor; (iv) the application by any of the Borrowers or Guarantors of the proceeds of any Indebtedness for purposes other than the purposes represented by Borrowers or Guarantors to, or intended or understood by, Bank or any Guarantor; (v) any act or omission by Bank which directly or indirectly results in or aids the discharge of any of the Borrowers or Guarantors or any portion of the Indebtedness by operation of law or otherwise, or which in any way impairs or suspends any rights or remedies of Bank against any of the Borrowers or Guarantors; (vi) any impairment of the value of any interest in security for the Indebtedness or any portion thereof, including without limitation, the failure to obtain or maintain perfection or recordation of any interest in any such security, the release of any such security without substitution, and/or the failure to preserve the value of, or to comply with applicable law in disposing of, any such security; (vii) any modification of the Indebtedness, in any form whatsoever, including any modification made after revocation hereof to any Indebtedness incurred prior to such revocation, and including without limitation the renewal, extension, acceleration or other change in time for payment of, or other change in the terms of, the Indebtedness or any portion thereof, including increase or decrease of the rate of interest thereon; or (viii) or any requirement that Bank give any notice of acceptance of this Guaranty. Until all Indebtedness shall have been paid in full and all commitments of Bank to Borrowers and Guarantors have been terminated, no Guarantor shall have any right of subrogation, and each Guarantor waives any right to enforce any remedy which Bank now has or may hereafter have against any of the Borrowers, Guarantors or any other person or entity and waives any benefit of, or any right to participate in, any security now or hereafter held by Bank. To the fullest extent permitted by applicable law, each Guarantor waives all rights of a surety and the benefits of any applicable suretyship law, statute or regulation, and without limiting any of the waivers set forth herein, each Guarantor further waives any other fact or event that, in the absence of this provision, would or might constitute or afford a legal or equitable discharge or release of or defense to Borrower or any other Guarantor.

(c)       Each Guarantor further waives all rights and defenses such Guarantor may have arising out of (i) any election of remedies by Bank, even though that election of remedies, such as a non-judicial foreclosure with respect to any security for any portion of the Indebtedness, destroys such Guarantor’s rights of subrogation or such Guarantor’s rights to proceed against any of the Borrowers or Guarantors for reimbursement, or (ii) any loss of rights such Guarantor may suffer by reason of any rights, powers or remedies of any of the Borrowers or Guarantors in connection with any anti-deficiency laws or any other laws limiting, qualifying or discharging Borrowers’ or Guarantors’ Indebtedness, whether by operation of law or otherwise, including any rights such Guarantor may have to claim a fair market credit with respect to a deficiency or have a fair market value hearing to determine the size of a deficiency following any foreclosure sale or other disposition of any real property security for any portion of the Indebtedness, and each Guarantor waives any right such Guarantor may have under any “one-action” rule. Each Guarantor further waives the benefit of any homestead, exemption or other similar laws.

15.       UNDERSTANDING WITH RESPECT TO WAIVERS; SEVERABILITY OF PROVISIONS. Each Guarantor warrants and agrees that each of the waivers set forth herein is made with such Guarantor’s full knowledge of its significance and consequences, and that under the circumstances, the waivers are reasonable and not contrary to public policy or law. If any waiver or other provision of this Guaranty shall be held to be prohibited by or invalid under applicable public policy or law, such waiver or other provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such waiver or other provision or any remaining provisions of this Guaranty.

16.       JURY TRIAL WAIVER; OTHER WAIVERS AND CONSENTS.

(a)       FORUM NON CONVENIENS. THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS GUARANTY AND THE OTHER LOAN DOCUMENTS SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF HENNEPIN, STATE OF MINNESOTA; PROVIDED, THAT, ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT BANK’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE BANK ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR AND BANK WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION.

(b)       WAIVER OF JURY TRIAL. TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH GUARANTOR AND BANK HEREBY WAIVE THEIR RESPECTIVE RIGHTS, IF ANY, TO A JURY TRIAL OF ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION DIRECTLY OR INDIRECTLY BASED UPON OR ARISING OUT OF THIS GUARANTY OR ANY OTHER LOAN DOCUMENT OR ANY TRANSACTION CONTEMPLATED THEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS (EACH A “CLAIM”). EACH OF GUARANTORS AND BANK REPRESENTS THAT IT HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF

LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c)       SUBMISSION TO JURISDICTION. EACH OF GUARANTORS HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF HENNEPIN AND THE STATE OF MINNESOTA, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS GUARANTY OR ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT BANK MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS GUARANTY OR ANY OTHER LOAN DOCUMENT AGAINST BORROWER OR ANY GUARANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(d)       WAIVER OF CLAIMS. NO CLAIM MAY BE MADE BY ANY GUARANTOR AGAINST BANK OR ANY AFFILIATE, DIRECTOR, OFFICER, EMPLOYEE, COUNSEL, REPRESENTATIVE, AGENT, OR ATTORNEY-IN-FACT OF ANY OF THEM FOR ANY SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES OR LOSSES IN RESPECT OF ANY CLAIM FOR BREACH OF CONTRACT OR ANY OTHER THEORY OF LIABILITY ARISING OUT OF OR RELATED TO THE TRANSACTIONS CONTEMPLATED BY THIS GUARANTY OR ANY OTHER LOAN DOCUMENT, OR ANY ACT, OMISSION, OR EVENT OCCURRING IN CONNECTION THEREWITH, AND EACH OF GUARANTORS HEREBY WAIVES, RELEASES, AND AGREES NOT TO SUE UPON ANY CLAIM FOR SUCH DAMAGES, WHETHER OR NOT ACCRUED AND WHETHER OR NOT KNOWN OR SUSPECTED TO EXIST IN ITS FAVOR.

17.       AMENDMENT AND RESTATEMENT. This Guaranty amends, restates and supersedes in its entirety, and is given as a replacement for, and not in satisfaction of or as a novation with respect to, that certain Guaranty executed by Twisted in favor of Bank and dated August 12, 2016, as amended to date.

Signature page follows

 IN WITNESS WHEREOF, each of the undersigned Guarantor has executed this Guaranty, intending to be legally bound hereby, as of August 28, 2020.

ECESSA CORPORATION

By:
Name: Mark D. Fandirch
Title: Chief Financial Officer

JDL TECHNOLOGIES, INCORPORATED

By:
Name: Mark D. Fandirch
Title: Chief Financial Officer

TRANSITION NETWORKS, INC.

By:
Name: Mark D. Fandirch
Title: Chief Financial Officer

TWISTED TECHNOLOGIES, INC.

By:
Name: Mark D. Fandirch
Title: Chief Financial Officer

Signature Page to Continuing Guaranty

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name: Kael Peterson
Title: Senior Vice President

Signature Page to Continuing Guaranty